THE ALGER FUNDS

Alger Health Sciences Fund

Supplement dated May 11, 2011 to the
Prospectus dated March 1, 2011, As Revised April 1, 2011,
As Supplemented to Date

The following replaces the entry for Alger Health Sciences Fund under the heading "Management" on page 41 of the Prospectus:

Investment Manager:

Fred Alger Management, Inc.

Portfolio Managers:

Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since October 2005	Maria Liotta Senior Vice President Senior Analyst Since November 2010

The following replaces the entry for Alger Health Sciences Fund in the chart under the heading "Portfolio Managers Primarily Responsible for Day-to-Day Management of Portfolio Investments" on page 59 of the Prospectus:

Fund	Portfolio Manager(s)	Since
Alger Health Sciences Fund	Dan C. Chung, CFA Maria Liotta	October 2005 November 2010

In addition, the description regarding David Farhadi, M.D. is deleted from the descriptions of portfolio managers on page 59 of the Prospectus. Dr. Farhadi is no longer employed by Fred Alger Management, Inc.

S-MPAD 51111

THE ALGER FUNDS

Supplement dated May 11, 2011 to the
Statement of Additional Information dated March 1, 2011,
As Revised April 1, 2011,
As Supplemented To Date

The line item regarding other accounts managed by David Farhadi is deleted from the table under "Other Accounts Managed by Portfolio Managers" on page 38 of the Statement of Additional Information. The line item regarding Dr. Farhadi's ownership of Alger Health Sciences Fund's shares is deleted from the table under "Securities Owned by Portfolio Managers" on page 38 of the Statement of Additional Information. Dr. Farhadi is no longer employed by Fred Alger Management, Inc.

S-SSAI 51111